UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2014

SKYLINE CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road Elkhart, IN 46515

(Address of principal executive offices) (Zip Code)

(574) 294-6521

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 2.01 below is incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 7, 2014, Skyline Corporation (“Skyline” or the “Company”) completed the sale of certain assets associated with its Recreational Vehicle (“RV”) segment (the “Transaction”) to Evergreen Recreational Vehicles, LLC (“ERV”). The Transaction was completed pursuant to the terms of an Asset Purchase Agreement entered into between Skyline and ERV on October 7, 2014, as well as the terms of a Real Property Purchase Agreement entered into on that same date between Skyline and an affiliate of ERV, Skyline RE Holding LLC (which, collectively with ERV, is referred to herein as “Evergreen”). The assets of the RV segment disposed of in the Transaction include, but are not limited to:

•	A recreational vehicle manufacturing facility consisting of approximately 135,000 square feet situated on 18.2 acres located in Bristol, Indiana;

•	Intellectual properties such as trademarks, licenses, and product designs associated with the RV segment;

•	Furniture, machinery, software, and equipment;

•	Raw material, work-in-process, and finished goods inventories;

•	Product designs, plans, and specifications;

•	Customer purchase orders and contracts, customer lists, and supplier lists; and

•	All of Skyline’s rights to the exhibit space at the 2014 RVIA Louisville Show and related show materials (although Skyline will retain approximately 4,500 square feet of show space for its own use).

The amount and nature of the consideration received by Skyline for the assets sold include:

•	A cash payment of $175,000;

•	A separate cash payment of $806,206 for the Bristol, Indiana manufacturing facility;

•	Within 30 days of the closing date of October 7, 2014 (the “Closing Date”), Evergreen will pay Skyline a cash payment for the 2014 RVIA Louisville Show space (less the retained 4,500 square feet) at the per square foot lease rate paid by Skyline for the space;

•	For six months following the Closing Date, Evergreen will pay Skyline 50 percent of the Company’s cost for raw materials inventory purchased by the Company prior to the Closing Date within 10 days of Evergreen’s use of the raw material. After six months following the Closing Date, Skyline will have the right to remove any remaining materials inventory from Evergreen’s possession; and

•	Evergreen will pay Skyline 50 percent of the Company’s dealer invoice price for all finished goods inventory existing prior to the Closing Date which is sold after the Closing Date within 10 business days of any sale.

In addition, under the Asset Purchase Agreement Evergreen will not assume or agree to pay, perform, or discharge any of Skyline’s liabilities or obligations, which will remain the liabilities and obligations of Skyline.

The foregoing descriptions of the Transaction, Asset Purchase Agreement, and Real Property Purchase Agreement are summaries and do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement and Real Property Purchase Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated by reference herein.

Forward-Looking Statements

This document contains certain forward-looking information about Skyline that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe the Company’s objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Skyline. Skyline cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: consumer confidence and economic uncertainty; availability of wholesale and retail financing; the health of the U.S. housing market as a whole; federal, state, and local regulations pertaining to the manufactured housing industry; the cyclical nature of the manufactured housing and recreational vehicle industries; general or seasonal weather conditions affecting sales; potential impact of natural disasters on sales and raw material costs; potential periodic inventory adjustments by independent retailers; interest rate levels; the impact of inflation; the impact of high or rising fuel costs; the cost of labor and raw materials; competitive pressures on pricing and promotional costs; catastrophic events impacting insurance costs; the availability of insurance coverage for various risks to the Company; market demographics; and management’s ability to attract and retain executive officers and key personnel.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning Skyline set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. Skyline assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 8.01	Other Events.

In connection with the closing of the Transaction, Skyline issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated October 7, 2014 between Evergreen Recreational Vehicles, LLC and Skyline Corporation

2.2	Real Property Purchase Agreement dated October 7, 2014 between Sky RE Holding LLC and Skyline Corporation

99.1	Press Release dated October 10, 2014

*	Skyline has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Skyline will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: October 10, 2014
	By:	/s/ Jon S. Pilarski
Jon S. Pilarski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated October 7, 2014 between Evergreen Recreational Vehicles, LLC and Skyline Corporation

2.2	Real Property Purchase Agreement dated October 7, 2014 between Sky RE Holding LLC and Skyline Corporation

99.1	Press Release dated October 10, 2014

*	Skyline has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Skyline will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.